UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2024

AMERICA’S CAR-MART, INC.

(Exact name of registrant as specified in its charter)

Texas	0-14939	63-0851141
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1805 North 2nd Street, Suite 401, Rogers, Arkansas 72756

(Address of principal executive offices, including zip code)

(479) 464-9944

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CRMT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2024 annual meeting of stockholders of America’s Car-Mart, Inc. (the “Company”), held on August 27, 2024, the Company’s stockholders approved the America's Car-Mart, Inc. 2024 Equity Incentive Plan (the “Plan”). Under the Plan, the Company may grant future awards of stock options, restricted shares, stock appreciation rights, restricted stock units, performance shares and performance units to the Company’s employees, officers, directors, consultants or advisors. The Plan includes a reserve of 500,000 shares authorized for issuance under the plan, subject to adjustment in connection with changes in capitalization and reorganization and change in control events. A description of the material terms of the Plan is contained under the heading “Proposal No. 3 – Approval of the 2024 Equity Incentive Plan” in the Company’s definitive proxy statement for the 2024 annual meeting of stockholders filed with the Securities and Exchange Commission on July 16, 2024. A copy of the Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The record date for the 2024 annual meeting of stockholders was July 5, 2024, on which date there were a total of 6,621,387 shares of common stock outstanding and entitled to vote. The following matters were voted upon by the Company’s stockholders at the annual meeting. The numbers of votes cast for, against or withheld as well as the number of abstentions and broker non-votes, for each of these matters are set forth below.

1. To elect directors for a term of one year:
	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Ann G. Bordelon	4,761,527	30,303	31,663	1,038,235
Jonathan Z. Buba	4,770,663	21,178	31,652	1,038,235
Douglas W. Campbell	4,776,281	15,549	31,663	1,038,235
Julia K. Davis	4,758,386	30,154	34,953	1,038,235
Daniel J. Englander	4,738,313	53,367	31,813	1,038,235
Dawn C. Morris	4,600,403	31,885	191,205	1,038,235
Joshua G. Welch	4,754,275	37,219	31,999	1,038,235
Jeffrey A. Williams	4,761,398	30,096	31,999	1,038,235

2. To approve an advisory resolution regarding the Company's compensation of its named executive officers.
Votes For	4,643,732
Votes Against	146,429
Votes Abstained	33,332
Broker Non-Votes	1,038,235

3. To approve the America's Car-Mart, Inc. 2024 Equity Incentive Plan
Votes For	3,608,745
Votes Against	1,181,342
Votes Abstained	33,406
Broker Non-Votes	1,038,235

4. To ratify the selection of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending April 30, 2025.
Votes For	5,815,431
Votes Against	15,218
Votes Abstained	31,079
Broker Non-Votes	0

No additional business or other matters came before the meeting or any adjournment thereof.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	America’s Car-Mart, Inc. 2024 Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America’s Car-Mart, Inc.

Date: August 30, 2024	/s/ Vickie D. Judy
Vickie D. Judy
Chief Financial Officer
(Principal Financial Officer)